UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 21, 2005

AVIZA TECHNOLOGY, INC.

(Exact name of registrant as specified in charter)

Delaware	000-51642	20-1979646
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification Number)

440 Kings Village Road, Scotts Valley, CA 95066
(Address of principal executive offices) (Zip Code)

831-438-2100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On December 21, 2005, Aviza Technology, Inc., or Aviza, entered into Amendment No. 4 to Credit Agreement between Bank of America, N.A. and Aviza, dated as of August 6, 2004 and as amended as of September 23, 2004, February 23, 2005 and September 26, 2005.

The amendment waives Aviza’s non-compliance as of September 30, 2005 with certain financial covenants under the credit agreement.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the text of the amendment, which is attached hereto as Exhibit 10.1.

Item 9.01.              Financial Statements and Exhibits.

Exhibit Number

10.1	Amendment No. 4, dated as of December 1, 2005, to Credit Agreement between Bank of America, N.A. and Aviza Technology, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   December 28, 2005

AVIZA TECHNOLOGY, INC.

By:	/s/ Patrick C. O’Connor
Patrick C. O’Connor
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

10.1	Amendment No. 4, dated as of December 1, 2005, to Credit Agreement between Bank of America, N.A. and Aviza Technology, Inc.